Inventories	12 Months Ended
Dec. 31, 2017
Inventory Disclosure [Abstract]
Inventories
Inventories

Inventories are stated at the lower of cost (under the first in, first out method) or net realizable value. Inventories primarily consist of gaming machines, lottery terminals, and lottery and gaming systems for sale.

	December 31,
($ thousands)	2017	2016
Raw materials	156,336	161,911
Work in progress	33,588	39,744
Finished goods	129,621	145,839
	319,545	347,494